ACCESSOR FUNDS

ACCESSOR LIMITED DURATION U.S. GOVERNMENT FUND

SUPPLEMENT DATED OCTOBER 30, 2009

TO THE

PROSPECTUS DATED MAY 1, 2009

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with such prospectus. Capitalized terms not defined herein should have the meanings set forth in the prospectus.

NOTICE OF PROPOSED REORGANIZATION

On September 25, 2009, the Board of Trustees of Forward Funds (the “Trust”) approved a form of Agreement and Plan of Reorganization (the “Reorganization Agreement”) to be entered into between the Trust, on behalf of its series Accessor Limited Duration U.S. Government Fund (the “Acquired Fund”), and The Advisors’ Inner Circle Fund, on behalf of its series USFS Funds Limited Duration Government Fund (a fund sponsored and advised by Pennant Management, Inc.) (the “Acquiring Fund”). The Reorganization Agreement, which provides for the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”), will be submitted to shareholders of the Acquired Fund at a special shareholder meeting to be held on November 30, 2009.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

A combined proxy statement and prospectus containing additional information with respect to the proposed Reorganization will be mailed to shareholders of the Acquired Fund in advance of the meeting. If the Reorganization Agreement is approved by shareholders of the Acquired Fund, it is expected that the Reorganization will occur in December 2009.

EFFECTIVE AS OF THE CLOSE OF BUSINESS ON OCTOBER 30, 2009, IN LIGHT OF THE PROPOSED REORGANIZATION, SHARES OF THE ACCESSOR LIMITED DURATION U.S. GOVERNMENT FUND WILL NO LONGER BE OFFERED TO NEW INVESTORS OR EXISTING INVESTORS (EXCEPT THROUGH REINVESTED DIVIDENDS).